UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

DTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road

Calabasas, CA

(Address of principal executive offices, with zip code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 15, 2014, Ronald N. Stone, a member of the Board of Directors (the “Board”) of DTS, Inc. (the “Company”), resigned from the Board in accordance with the Company’s age limit policy, effective immediately prior to the 2014 Annual Meeting of Stockholders. There was no disagreement between Mr. Stone and the Company relative to his resignation.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 15, 2014, the Company held its 2014 Annual Meeting of Stockholders. Of the 16,968,350 shares of the Company’s common stock outstanding as of the record date, 16,578,125 shares were represented at the meeting. The stockholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2014. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1.          The stockholders elected two Class II directors to hold office until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation or removal, by the following votes:

Name of Directors Elected	For	Withhold	Broker Non-Votes
David C. Habiger	13,222,627	2,233,958	1,121,540
Jon E. Kirchner	10,520,672	4,935,913	1,121,540

The following individuals are continuing directors with terms expiring upon the 2015 Annual Meeting of Stockholders:  V. Sue Molina.

The following individuals are continuing directors with terms expiring upon the 2016 Annual Meeting of Stockholders:  Craig S. Andrews, L. Gregory Ballard, and Bradford D. Duea.

Proposal 2.      The stockholders did not approve an amendment to the DTS, Inc. 2012 Equity Incentive Plan, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
5,741,410	9,654,051	61,124	1,121,540

Proposal 3.                  The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
9,567,908	5,694,537	194,140	1,121,540

Proposal 4.                  The stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accountant for the 2014 fiscal year by the following vote:

For	Against	Abstain
16,574,180	1,547	2,398

No other items were presented for stockholder approval at the 2014 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: May 20, 2014	By:	/s/ Melvin Flanigan

Melvin Flanigan
Executive Vice President, Finance and
Chief Financial Officer
(principal financial and accounting officer)